Trenwick Group Ltd.
                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick Group Ltd.                               Case No. 03-12636 (MFW)
                                                Reporting Period: September 2004

                            MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

----------------------------------------------------------------------------------------------------------------
                                                                                      Document     Explanation
Required Documents                                                       Form No.     Attached      Attached
----------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                              MOR-1        Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1        Yes
     Copies of bank statements                                                        N/A
     Cash disbursements journals                                         MOR-1        Yes
Statement of Operations                                                  MOR-2        Yes
Balance Sheet                                                            MOR-3        Yes
Status of Postpetition Taxes                                             MOR-4        N/A
     Copies of IRS Form 6123 or payment receipt                                       N/A
     Copies of tax returns filed during reporting period                              N/A
Summary of Unpaid Postpetition Debts                                     MOR-4        N/A
     Listing of aged accounts payable                                    MOR-4        N/A
Accounts Receivable Reconciliation and Aging                             MOR-5        Yes
Debtor Questionnaire                                                     MOR-5        Yes
----------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


                                                          October 20, 2004
------------------------------------------                Date
Signature of Debtor


                                                          October 20, 2004
------------------------------------------                Date
Signature of Joint Debtor


                                                          October 20, 2004
------------------------------------------                Date
Signature of Authorized Individual*


Alan L. Hunte
------------------------------------------
Printed Name of Authorized Individual*

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

In re: Trenwick Group Ltd.                               Case No. 03-12636 (MFW)
Schedule of Cash Receipts & Disbursements       Reporting Period: September 2004

                                                 Bank Accounts
                                     Operating       Payroll             Tax             Other
                                ------------------------------------------------------------------
      Cash - Beg of Month            65,786.30          --                NA               NA
                                ------------------------------------------------------------------

           Receipts:
          Cash Sales                        --          --                --               --
         Accounts Rec.                      --          --                --               --
       Loans & Advances                     --          --                --               --
        Sale of Assets                      --          --                --               --
             Other                                      --                --               --
           Transfers                        --          --                --               --
                                ------------------------------------------------------------------

        Total Receipts                      --          --
                                ------------------------------------------------------------------

        Disbursements:
          Net Payroll                       --          --                --               --
         Payroll Taxes                      --          --                --               --
    Sales, Use, & Other Tax                 --          --                --               --
      Inventory Purchases                   --          --                --               --
     Secured Rental/Leases                  --          --                --               --
           Insurance                        --          --                --               --
        Administrative                      --          --                --               --
            Selling                         --          --                --               --
             Other                          --          --                --               --
     Transfers to P/R Acct                  --          --                --               --
       Professional Fees            (19,381.44)         --                --               --
          Court Costs                       --          --                --               --
                                ------------------------------------------------------------------

     Total Disbursements:           (19,381.44)         --                --               --
                                ------------------------------------------------------------------

        Net Cash Flow:              (19,381.44)         --                --               --
                                ------------------------------------------------------------------

      Cash: End of Month             46,404.86          --                --               --
                                ==================================================================

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

Trenwick Group Ltd
Bank Reconciliations
September 2004

The following Chase Accounts have been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance     $    46,404.86


                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

Trenwick Group Ltd
Disbursements
September 2004

    Date                   Amount                                               Vendor Name
-------------           --------------           ---------------------------------------------------------------------------
   9/30/2004                   216.30            Deraventures, invoice no.110143-37201-03
   9/30/2004                 2,903.18            Equiserve, invoice no. 170650
   9/30/2004                 5,215.26            Equiserve, invoice no. 172041
   9/30/2004                 2,892.43            Equiserve, invoice no. 173425
   9/30/2004                   668.00            CT Corporation invoice no. 1338360-RI
   9/30/2004                   676.00            CT Corporation invoice no. 1344162-RI
   9/30/2004                 1,063.00            CT Corporation invoice no. 11400750-RI
   9/30/2004                   797.00            CT Corporation invoice no. 1455621
   9/30/2004                 4,950.27            CPT invoice no.4130

                        -------------
TOTAL                       19,381.44
                        -------------


                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

    Trenwick Group Ltd.                                  Case No. 03-12636 (MFW)
           Debtor                               Reporting Period: September 2004

                             Statement of Operations
                               (Income Statement)

---------------------------------------------------------------------------------------
                                                      Month Ended          Cumulative
REVENUES                                             September 2004      Filing to Date
---------------------------------------------------------------------------------------
Gross Revenues                                         $        --         $   (567,222)
---------------------------------------------------------------------------------------
Less: Returns and Allowances                                    --                   --
---------------------------------------------------------------------------------------
Net Revenue                                            $        --         $   (567,222)
---------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------
Beginning Inventory                                             --                   --
---------------------------------------------------------------------------------------
Add: Purchases                                                  --                   --
---------------------------------------------------------------------------------------
Add:Cost of Labor                                               --                   --
---------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                            --                   --
---------------------------------------------------------------------------------------
Less: Ending Inventory                                          --                   --
---------------------------------------------------------------------------------------
Cost of Goods Sold                                              --                   --
---------------------------------------------------------------------------------------
Gross Profit                                                    --             (567,222)
---------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------
Advertising                                                     --                   --
---------------------------------------------------------------------------------------
Auto and Truck Expense                                          --               13,522
---------------------------------------------------------------------------------------
Bad Debts                                                       --                   --
---------------------------------------------------------------------------------------
Contributions                                                   --                   --
---------------------------------------------------------------------------------------
Employee Benefits Programs                                      --              236,015
---------------------------------------------------------------------------------------
Insider compensation*                                           --               68,710
---------------------------------------------------------------------------------------
Insurance                                                    2,402              455,691
---------------------------------------------------------------------------------------
Management Fees/Bonuses                                         --                   --
---------------------------------------------------------------------------------------
Office Expense                                                  --                8,207
---------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                  --                   --
---------------------------------------------------------------------------------------
Repairs and Maintenance                                         --                   --
---------------------------------------------------------------------------------------
Rent and Lease Expense                                          --                   --
---------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                       --              (75,192)
---------------------------------------------------------------------------------------
Supplies                                                       797               12,012
---------------------------------------------------------------------------------------
Taxes-Payroll                                                   --                   --
---------------------------------------------------------------------------------------
Taxes-Real Estate                                               --                   --
---------------------------------------------------------------------------------------
Taxes-Other                                                  8,108               53,375
---------------------------------------------------------------------------------------
Travel and Entertainment                                        --                   --
---------------------------------------------------------------------------------------
Utilities                                                       --                   --
---------------------------------------------------------------------------------------
Other (attach schedule)                                         --            1,992,544
---------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                11,307            2,764,884
---------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                        127,984            1,732,472
---------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses           (139,291)          (5,064,578)
---------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
---------------------------------------------------------------------------------------
Other Income (attach schedule)                          (4,218,188)         (59,781,073)
---------------------------------------------------------------------------------------
Interest Expense                                                --                   --
---------------------------------------------------------------------------------------
Other Expense (attach schedule)                                 --           33,099,059
---------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items           (4,357,479)         (97,944,710)
---------------------------------------------------------------------------------------
REORGANIZATION ITEMS
---------------------------------------------------------------------------------------
Professional Fees                                               --                   --
---------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                     --                   --
---------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
---------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                     261              (16,518)
---------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                               --                   --
---------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)              4,950              148,519
---------------------------------------------------------------------------------------
Total Reorganization Expenses                                4,689              165,037
---------------------------------------------------------------------------------------
Income Taxes                                                    --                   --
---------------------------------------------------------------------------------------
Net Profit (Loss)                                      $(4,362,168)        $(98,109,747)
---------------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not considered insiders for purposes of this disclosure.


                                                                      FORM MOR-2

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

  Trenwick Group Ltd.                                    Case No. 03-12636 (MFW)
         Debtor                                 Reporting Period: September 2004

                  STATEMENT OF OPERATIONS - continuation sheet

-----------------------------------------------------------------------------------
                                                  Month Ended          Cumulative
BREAKDOWN OF "OTHER" CATEGORY                    September 2004      Filing to Date
-----------------------------------------------------------------------------------
Other Costs
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Other Operational Expenses
-----------------------------------------------------------------------------------
Board Related                                               --              (62,640)
-----------------------------------------------------------------------------------
Other Fees                                                  --            2,054,231
-----------------------------------------------------------------------------------
Data Processing                                             --                  953
-----------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES                   $        --         $  1,992,544
-----------------------------------------------------------------------------------
Other Income
-----------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                       (4,218,188)         (59,781,073)
-----------------------------------------------------------------------------------
TOTAL OTHER INCOME                                 $(4,218,188)        $(59,781,073)
-----------------------------------------------------------------------------------
Other Expenses
-----------------------------------------------------------------------------------
Loss on Sale of Trenwick International Ltd.                 --           33,099,059
-----------------------------------------------------------------------------------
TOTAL OTHER EXPENSES                               $        --         $ 33,099,059
-----------------------------------------------------------------------------------
Other Reorganization Expenses
-----------------------------------------------------------------------------------
Bankruptcy Related Fees                                  4,950              148,519
-----------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES                $     4,950         $    148,519
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------


                                                                      FORM MOR-2

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

  Trenwick Group Ltd.                                    Case No. 03-12636 (MFW)
         Debtor                                 Reporting Period: September 2004

                                  BALANCE SHEET

----------------------------------------------------------------------------------------------------------------
                                                                       BOOK VALUE AT END OF       BOOK VALUE ON
                             ASSETS                                  CURRENT REPORTING MONTH      PETITION DATE
----------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
----------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                       --                    --
----------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                      506,739               655,336
----------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                          225,014              (591,090)
----------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                        --                    --
----------------------------------------------------------------------------------------------------------------
Inventories                                                                             --                    --
----------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                    14,342             1,088,137
----------------------------------------------------------------------------------------------------------------
Professional Retainers                                                           2,001,195             2,200,000
----------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                  --                 3,861
----------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                         $   2,747,290         $   3,356,244
----------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
----------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                          --                    --
----------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                 --                    --
----------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                --                82,181
----------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                  --                    --
----------------------------------------------------------------------------------------------------------------
Vehicles                                                                                --                    --
----------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                           --               (33,020)
----------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                   $          --         $      49,161
----------------------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                      --                    --
----------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                  97,597,610           220,135,876
----------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                           $  97,597,610         $ 220,135,876
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                 $ 100,344,899         $ 223,541,281
================================================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                        BOOK VALUE AT END OF       BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                          CURRENT REPORTING MONTH      PETITION DATE
----------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
----------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                        --                    --
----------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                     --                    --
----------------------------------------------------------------------------------------------------------------
Wages Payable                                                                           --                 4,900
----------------------------------------------------------------------------------------------------------------
Notes Payable                                                                           --                    --
----------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                        --                    --
----------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                               --                    --
----------------------------------------------------------------------------------------------------------------
Professional Fees                                                                       --                    --
----------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                --                    --
----------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                        --                    --
----------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                               $          --         $       4,900
----------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
----------------------------------------------------------------------------------------------------------------
Secured Debt                                                                            --                    --
----------------------------------------------------------------------------------------------------------------
Priority Debt                                                                           --                    --
----------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                 216,406,559           216,896,055
----------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                               $ 216,406,559         $ 216,896,055
----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                              216,406,559           216,900,955
----------------------------------------------------------------------------------------------------------------
OWNER EQUITY
----------------------------------------------------------------------------------------------------------------
Capital Stock                                                                    3,673,000             3,676,102
----------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                     574,262,130           574,823,017
----------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                               --                    --
----------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                  --                    --
----------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                              (551,923,031)         (551,923,031)
----------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                              (98,109,747)                   --
----------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                  (43,964,013)          (19,935,762)
----------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                   --                    --
----------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                             $(116,061,660)        $   6,640,326
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                         $ 100,344,899         $ 223,541,281
================================================================================================================


                                                                      FORM MOR-3

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

  Trenwick Group Ltd.                                    Case No. 03-12636 (MFW)
         Debtor                                 Reporting Period: September 2004

                       BALANCE SHEET - continuation sheet

-------------------------------------------------------------------------------
                                         BOOK VALUE AT END OF     BOOK VALUE ON
                 ASSETS                CURRENT REPORTING MONTH    PETITION DATE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OTHER CURRENT ASSETS
-------------------------------------------------------------------------------
Accrued Investment Income                              --                 3,861
-------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                  $          --         $       3,861
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OTHER ASSETS
-------------------------------------------------------------------------------
Prepaid Deposits                                   19,622                19,622
-------------------------------------------------------------------------------
Investment in Subsidiaries                     96,047,700           215,156,938
-------------------------------------------------------------------------------
Miscellaneous Other Assets                      1,530,288             4,959,316
-------------------------------------------------------------------------------
TOTAL OTHER ASSETS                          $  97,597,610         $ 220,135,876
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                         BOOK VALUE AT END OF     BOOK VALUE ON
LIABILITIES AND OWNER EQUITY           CURRENT REPORTING MONTH    PETITION DATE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
-------------------------------------------------------------------------------
Accrued Expenses                                  889,421             1,299,727
-------------------------------------------------------------------------------
Interest Payable                                2,276,323             2,276,323
-------------------------------------------------------------------------------
Due to Affiliates                              94,400,034            94,479,224
-------------------------------------------------------------------------------
Other Liabilities                             118,840,781           118,840,781
-------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)        $ 216,406,559         $ 216,896,055
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
-------------------------------------------------------------------------------
Deferred Compensation                            (146,946)           (1,125,099)
-------------------------------------------------------------------------------
Equity in Subsidiary                          (43,817,066)          (18,810,663)
-------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY            $ (43,964,013)        $ (19,935,762)
-------------------------------------------------------------------------------


                                                                      FORM MOR-3

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

  Trenwick Group Ltd.                                    Case No. 03-12636 (MFW)
         Debtor                                 Reporting Period: September 2004

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

--------------------------------------------------------------------------------------     ------------
Accounts Receivable Reconciliation                                                            Amount
--------------------------------------------------------------------------------------     ------------
Total Accounts Receivable at the beginning of the reporting period                         $ 225,014.00
--------------------------------------------------------------------------------------     ------------
+ Amounts billed during the peiod                                                                    --
--------------------------------------------------------------------------------------     ------------
- Amounts collected during the peiod                                                                 --
--------------------------------------------------------------------------------------     ------------
Total Accounts Receivable at the end of the reporting period                                 225,014.00
--------------------------------------------------------------------------------------     ------------

--------------------------------------------------------------------------------------     ------------
Accounts Receivable Aging                                                                     Amount
--------------------------------------------------------------------------------------     ------------
0 - 30 days old                                                                                      --
--------------------------------------------------------------------------------------     ------------
31 - 60 days old                                                                                     --
--------------------------------------------------------------------------------------     ------------
61 - 90 days old
--------------------------------------------------------------------------------------     ------------
91 + days old                                                                              9,667,533.00
--------------------------------------------------------------------------------------     ------------
Total Accounts Receivable                                                                  9,667,533.00
--------------------------------------------------------------------------------------     ------------
Amount considered uncollectible (Bad Debt)                                                (9,442,519.00)
--------------------------------------------------------------------------------------    -------------
Accounts Receivable (Net)                                                                    225,014.00
--------------------------------------------------------------------------------------    -------------

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------------    -------------
Must be completed each month                                                               Yes      No
--------------------------------------------------------------------------------------    -------------
1. Have any assets been sold or transferred outside the normal course of business
this reporting period? If yes, provide an explanation below.                                         X
--------------------------------------------------------------------------------------    -------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                     X
--------------------------------------------------------------------------------------    -------------
3. Have all postpetition tax returns been timely filed? If no, provide an explanation
below.                                                                                      X
--------------------------------------------------------------------------------------    -------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                   X
--------------------------------------------------------------------------------------    -------------


                                                                      FORM MOR-5
                                                                          (9/99)